UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 8, 2005, CMS Energy Corporation filed a Form 8-K, announcing that it had reached an agreement to settle a shareholder derivative lawsuit linked to round-trip energy trading, subject to court approval. Also disclosed in the July 8, 2005 Form 8-K were the filing of the Stipulation of Settlement and related forms of notice and court order, as well as an Order of the Jackson County, Michigan, Circuit Court setting August 26, 2005 as the date for final hearing on the terms of this settlement. The hearing was held on August 26, 2005 before the Honorable Edward J. Grant. At the conclusion of the hearing, the judge entered the Final Order and Judgment, which is attached hereto as Exhibit 99.1, approving the proposed settlement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Final Order and Judgment, dated August 26, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

August 29, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Final Order and Judgment, dated August 26, 2005